SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): January 5, 2006
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                                   ICOA, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                 0-32513                     87-0403239
          ------                 -------                     ----------
 (State or other jurisdiction  (Commission                  (IRS Employer
      of incorporation)         File Number)             Identification No.)

                      111 Airport Road, Warwick, Rhode Island          02889
                      ---------------------------------------          -----
                      (Address of principal executive offices)       (Zip code)

                  (401) 352-2300 Registrant's telephone number,
                               including area code


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 - OTHER EVENTS

On September 7, 2005, ICOA, Inc. (the "Company") entered into an agreement (the "Agreement") with OOH!TV, Inc. ("OOH") whereby the Company agreed to distribute, on a trial basis, OOH electronic content over select Company owned and operated wireless internet hotspots. The President of OOH, Gary Murray, Jr., currently serves as a business development consultant to the Company.

On December 5, 2006, a non-Company approved press release was issued by OOH!TV in reference to the Agreement. The Company advises that the press release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, regarding the Company, including those statements regarding the Company's and management's beliefs and expectations concerning the expected benefits of the Agreement, and the Company's future performance or anticipated financial results.

A copy of the Agreement is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

    Exhibit Number                       Description
    99.1                                 OOH!TV Distribution Services Agreement



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ICOA, INC.

Date:    January 6, 2006             By:      /s/ Rick Schiffmann
                                                  -------------------------
                                         Name:    Rick Schiffmann
                                         Its:     Chief Executive Officer